UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): October 3, 2006

                             ----------------------

                              Calibre Energy, Inc.
                              --------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

              000-50830                                    88-0343804
              ---------                                    ----------
      (Commission File Number)              (I.R.S. Employer Identification No.)

      1667 K St., NW, Ste. 1230
            Washington, DC                                   20006
            --------------                                   -----
(Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (202) 223-4401


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

     On October 3, 2006 Calibre Energy, Inc. (the "Company") entered into an Amended and Restated Employment Agreement with each of its following officers and employees: Prentis B. Tomlinson, Jr., Edward L. Moses, Jr., Peter F. Frey and O. Oliver Pennington, III. The amended and restated employment agreements provide, among other matters, that each employee shall devote such of his business time, attention and energies to the business of the Company as are reasonably necessary to perform his duties under the employment agreement. Other than as provided in the foregoing sentence the terms of the employment agreements were not amended. The foregoing summary description of these agreements do not purport to be complete and are qualified in their entirety by reference to the documents that are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibit 99.1

The following exhibits are filed as part of this 8-K:

Exhibit No.    Description
-----------    -----------

10.1 Amended and Restated Employment Agreement dated October 3, 2006 between Calibre Energy, Inc. and Prentis B. Tomlinson, Jr.

10.2 Amended and Restated Employment Agreement dated October 3, 2006 between Calibre Energy, Inc. and Edward L. Moses, Jr.

10.3 Amended and Restated Employment Agreement dated October 3, 2006 between Calibre Energy, Inc. and Peter F. Frey

10.4 Amended and Restated Employment Agreement dated October 3, 2006 between Calibre Energy, Inc. and O. Oliver Pennington, III


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CALIBRE ENERGY, INC.


Date:  October 3, 2006                By:   /s/ Prentis B. Tomlinson, Jr.
     -------------------                 ---------------------------------------
                                      Name: Prentis B. Tomlinson, Jr., President


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                                  EXHIBIT INDEX


Exhibit No.          Description
-----------

10.1 Amended and Restated Employment Agreement dated October 3, 2006 between Calibre Energy, Inc. and Prentis B. Tomlinson, Jr.

10.2 Amended and Restated Employment Agreement dated October 3, 2006 between Calibre Energy, Inc. and Edward L. Moses, Jr.

10.3 Amended and Restated Employment Agreement dated October 3, 2006 between Calibre Energy, Inc. and Peter F. Frey

10.4 Amended and Restated Employment Agreement dated October 3, 2006 between Calibre Energy, Inc. and O. Oliver Pennington, III